UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

ShotSpotter, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	7979 Gateway Blvd., Suite 210 Newark, California	94560
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 794-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2019, ShotSpotter, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with JMP Securities LLC (the “Underwriter”) and the selling stockholders named therein (the “Selling Stockholders”) relating to an underwritten offering of 385,539 shares (the “Shares”) of the Company’s common stock, par value $0.005 per share (“Common Stock”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-226052), filed on July 25, 2018, as supplemented by a prospectus supplement, dated March 5, 2019. 250,000 of the Shares are being sold by the Company and 135,539 of the Shares are being sold by the Selling Stockholders. Pursuant to the Underwriting Agreement, the Underwriter has agreed to purchase the Shares at a price of $44.99 per share and was granted a 30-day option to purchase up to 57,830 additional shares of Common Stock from the Company.

Pursuant to the Underwriting Agreement, other than the Shares being sold by the Selling Stockholders and subject to certain customary exceptions, the Company, its directors and certain of its officers and stockholders have agreed not to sell or otherwise dispose of any shares of Common Stock held by them for a period ending 90 days after the date of the Underwriting Agreement without obtaining the prior written consent of the Underwriter.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is attached as Exhibit 1.1 to this report and incorporated herein by reference.

Cooley LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares issued pursuant to the Underwriting Agreement, which opinion is attached as Exhibit 5.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 5, 2019, among ShotSpotter, Inc., JMP Securities LLC and the selling stockholders named therein

5.1	Opinion of Cooley LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ShotSpotter, Inc.

Date: March 7, 2019	By:	/s/ Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer